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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K/A

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported) January 8, 2007
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                                   AMARU, INC.
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             (exact name of registrant as specified in its charter)

                                     Nevada
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                 (State or other jurisdiction of incorporation)

      000-32695                                            88-0490089
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Commission File Number                        IRS Employer Identification Number

            112 Middle Road, #08-01 Middland House, Singapore 188970
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                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (65) 6332 9287
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        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02. Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

On January 8, 2007, the Amaru, Inc. a Nevada corporation (the "Company") appointed the following persons as directors of the Company to fill in the existing vacancies of the Company's Board of Directors: Bee Leng Ho and Sakae Torisawa. The biographies of the new directors are set forth below.

Ms. Ho Bee Leng is the Company's Chief Financial Officer. She is responsible for financial planning, risk management, accounting and taxation functions. She joined the Company in April, 2006. Prior to joining the Company, she was a Senior Audit Manager with KPMG and her responsibilities included managing a department, managing portfolios of clients, managing initial public offerings as well as business development activities. She started her professional career in 1997 as an audit assistant with KPMG Singapore, and was promoted to Senior Audit Manager in 2005. She is a member of the Institute of Certified Public Accountants of Singapore and the Association of Chartered Certified Accountants, UK.

Mr. Sakae Torisawa graduated from the Journalism Course of Law Department at Nippon University, Japan. In 1973, Mr. Torisawa joined Hockmetals Group in Tokyo, which is a worldwide trading and mining firm. He worked as a trader for non-ferrous metals and raw materials, especially copper, zinc, lead, tungsten, and antimony. In 1976, Hockmetals closed its Tokyo office, and he joined Union Carbide, USA as a representative in Tokyo office for the Metal Division. In 1977, Mr. Torisawa joined Glencore Far East Ag in Switzerland, an international trading and industrial firm, specializing in oil, coal, metals and minerals. He served as a partner in charge of Tokyo office. He continued in trading copper, zinc and lead metals and raw materials. Due to nature of business, he was involved in mining and smelting green field projects. Presently Mr. Torisawa works for C & P Asia Pte Ltd, Singapore as a Senior Advisor. Mr Torisawa has also been appointed as a director of Auston International Group, a company trading on the Singapore Stock Exchange on December 28, 2006.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c)  EXHIBITS.


None


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act or 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: January 17, 2007                    AMARU, INC.

                                           By: /s/ Colin Binny
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                                               Colin Binny
                                               President